EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2012
EARNINGS PER SHARE

4. EARNINGS PER SHARE

Earnings per share are computed as follows:

	2012	2011	2010

Basic earnings per Common or Class B Share:

Net income attributable to Magna International Inc.	$1,433	$1,018	$1,003

Average number of Common and Class B Shares outstanding during the year	232.4	239.3	230.0

Basic earnings per Common or Class B Share	$6.17	$4.26	$4.36

Diluted earnings per Common or Class B Share:

Net income attributable to Magna International Inc.	$1,433	$1,018	$1,003

Average number of Common and Class B Shares outstanding during the year	232.4	239.3	230.0
Adjustments
Stock options and restricted stock [a]	2.8	3.5	3.0

	235.2	242.8	233.0

Diluted earnings per Common or Class B Share	$6.09	$4.20	$4.30

[a]	Diluted earnings per Common or Class B Share exclude 2.3 million [2011 – 2.1 million; 2010 – 3.9 million] Common Shares issuable under the Company’s Incentive Stock Option Plan because these options were not “in-the-money”.